EXHIBIT 10.21

WAIVER AND CONSENT

This Waiver and Consent is given as of the 13th day of November, 2003, under the Revolving Credit Agreement (as amended, modified, supplemented, renewed or restated from time to time, the “Credit Agreement”) made as of the 22nd day of April, 1999, by and among Royster-Clark, Inc., a Delaware Corporation (the “Borrower”) and the various financial institutions as are or may become parties thereto (collectively the “Lenders”). This Waiver and Consent is made by the Lenders signatory hereto (being at least the “Required Lenders,” as defined in the Credit Agreement).

RECITALS

Except as defined herein, all capitalized terms used in this Waiver and Consent shall have meaning assigned to them in the Credit Agreement.

Pursuant to Section 7.2.4.(d) of the Credit Agreement, Financial Covenants, Borrower is required to maintain a Minimum Net Worth of $70,000,000, for the period ending September 30, 2003. Borrower has informed the Administrative Agent that it has failed to meet the required financial covenants for Minimum Net Worth for the period ending September 30, 2003. Borrower has requested that the Administrative Agent and the Lenders waive Borrower’s compliance with such financial covenant and requirement under the Credit Agreement and the Administrative Agent and Lenders are willing to do so on the terms and conditions herein contained.

NOW, THEREFORE, the Administrative Agent and the undersigned Lenders provide this Waiver and Consent as follows:

1. Any violation of the terms of the Credit Agreement or any other Loan Document, that would result from the failure of Borrower to comply with the Minimum Net Worth financial covenant and requirement for the period ending September 30, 2003 shall be and is hereby waived and consent to such waiver by the Administrative Agent and undersigned Lenders shall be and is hereby given in accordance with Section 10.1 of the Credit Agreement.

2. Notwithstanding the foregoing Waiver and Consent, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Loan Document, including without limitation, the terms of Sections 7.2.4(d) of the Borrower Pledge and Security Agreement and the Subsidiary Pledge and Security Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

3. In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Waiver and Consent, the Borrower hereby represents and warrants, on and as of the date first above written, that, after giving effect to the provisions of this Waiver and Consent:

(a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(b) no Default, other than as stated herein, has occurred and is continuing.

4. This Waiver and Consent may be executed in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same document.

5. This Waiver and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

6. This Waiver and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Borrower shall pay a Waiver and Consent fee of One Thousand Five Hundred Dollars ($1,500) to each Lender that has signed this Waiver and Consent, without changes or reservations, and delivered it to the Administrative Agent on or before 5:00 p.m. (Denver Time) on November 13, 2003.

8. THIS WAIVER AND CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

ROYSTER-CLARK, INC., Borrower 1251 Avenue of the Americas 9th Floor, Suite 900 New York, New York 10020

By:	/s/ Paul M. Murphy

Paul M. Murphy
Its	Chief Financial Officer

{SIGNATURE PAGE TO WAIVER AND CONSENT DATED NOVEMBER 13, 2003}	LENDERS: U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Lender 950 17th Street, Suite 350 Denver, Colorado 80202

	By:	/s/ Alan V. Schuler

	Its	Alan V. Schuler Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH 245 Park Avenue, 36th Floor New York, NY 10167

By:

Its

By:

Its

TRANSAMERICA BUSINESS CREDIT CORPORATION 8750 West Bryn Mawr, Suite 720 Chicago, Illinois 60631

	By:	/s/ Vic Dewanjee

	Its	Vic Dewanjee Vice President

WELLS FARGO BANK Loan Adjustment Group 45 Fremont Street, Second Floor San Francisco, California 94105

By:

Its

{SIGNATURE PAGE TO WAIVER AND CONSENT DATED NOVEMBER 13, 2003}	HARRIS TRUST AND SAVINGS BANK 111 West Monroe St., 18th Floor West Chicago, Illinois 60690

	By:	/s/ Stephanie Halstenberg

	Its	Stephanie Halstenberg Vice President

LaSALLE BUSINESS CREDIT, INC. 1735 Market Street 6th Floor, Suite 660 Philidelphia, PA 19103

	By:	/s/ Jeffrey M. Joslin

	Its	Jeffrey M. Joslin Vice President

BANK OF AMERICA, N.A. BUSINESS CREDIT 600 Peachtree Street NE, 10th Floor Atlanta, Georgia 30308

	By:	/s/ John L. Anderson

	Its	John L. Anderson Vice President

FINOVA CAPITAL CORPORATION 1000 First Avenue, 1st Floor King of Prussia, PA 19406

By:

Its

PNC BANK, N.A. BUSINESS CREDIT 249 Fifth Avenue 6th Floor One PNC Plaza Pittsburgh, Pennsylvania 15222

	By:	/s/ Peter Redington

	Its	Peter Redington Assistant Vice President

{SIGNATURE PAGE TO WAIVER AND CONSENT DATED NOVEMBER 13, 2003}	WHITEHALL BUSINESS CREDIT CORPORATION One State Street, 7th Floor New York, New York 10004

	By:	/s/ Alan F McKay

	Its	Alan F McKay Vice President

ORIX BUSINESS CREDIT, INC. 846 East Algonquin Road, Suite A100 Schaumburg, Illinois 60173

	By:	/s/ Jonathan Millard

	Its	Jonathan Millard Vice President

THE PROVIDENT BANK One East Fourth Street, 249 A Cincinnati, Ohio 45202

By:

Its